SEMI-ANNUAL REPORT TO SHAREHOLDERS



COMMONWEALTH CASH RESERVE FUND







                                        SEMI-ANNUAL REPORT
                                        September 30, 2001




                                        Commonwealth Cash Reserve Fund, Inc.
                                        P.O. Box 1192
                                        Richmond, Virginia 23209-1192
                                        (800) 338-3383





This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.


Investment Adviser
Public Financial Management, Inc.
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17011


Custodian
State Street Bank & Trust Company
125 Sunnynoll Court, Suite 200
Winston-Salem, NC 27106


Administrator and Transfer Agent
Public Financial Management, Inc.
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17011


Distributor
Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey  08003


Independent Auditors
Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel
McGuireWoods LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219


Laura Anne Corsell, Esq.
7307 Elbow Lane
Philadelphia, Pennsylvania 19119





                      SEMI-ANNUAL REPORT
                      September 30, 2001



               Commonwealth Cash Reserve Fund, Inc.
                         P.O. Box 1192
                  Richmond, Virginia 23209-1192
                        (800) 338-3383





                   Message to our Shareholders



We are pleased to present the semi-annual report for the Commonwealth Cash Reserve Fund (the Fund) for the period ended September 30, 2001.

Beginning last year, the manufacturing sector showed signs of deterioration and weakness. Through much of this year, the resilient U.S. consumer has remained optimistic that this economic weakness was merely temporary. Responding to the slowdown, the Federal Reserve lowered the target Federal Funds rate 300 basis points (3.00%) in seven increments by the end of August to maintain this fabric of confidence among consumers and prompt a rebound in capital spending by business. The combination of monetary stimulus supplied by aggressive Fed easing and fiscal stimulus provided by the tax rebate checks were strong forces put to work to spur economic growth and keep the U.S. economy from slipping into recession. Economic data during the middle of the period seemed to show some stabilization with the manufacturing sector improving and consumer confidence stable. However the terrorist attacks on September 11th shattered any hopes for a near-term recovery. With 472,000 non-farm payrolls jobs lost in the second and third quarters alone, consumer confidence crumbled in September to its lowest level since January 1996. The likelihood of the economy falling into recession has increased considerably and was apparent immediately following the attack. Preliminary Gross Domestic Product results showed the economy contracting 0.4% during the 3rd quarter-the first decline since 1993.

Interest rates during the period fell very sharply in light of weak economic conditions and political uncertainties. Short-term interest rates continued their slide as the Federal Reserve slashed the Federal Funds rate during the period. Intermediate-rates followed suit continuing their persistent decline since may 2000 falling to a low not seen since the Eisenhower Administration, 43 years ago. Yields on U.S. Treasury securities maturing from one-month to one-year are flat to slightly inverted at 2.35%.

As rates have declined, the Fund has offered local government investors yields that are substantially higher than current rates.

During this period of economic uncertainty, the Commonwealth
Cash Reserve Fund will continue its tradition of care and prudence in the management of local government investments.
We are proud of our track record of strong performance and look forward to the continued opportunity to meet your investment needs.





                   Commonwealth Cash Reserve Fund, Inc.

                        Statement of Net Assets
                          September 30, 2001
			      (Unaudited)


                                       Face
                                      Amount          Maturity     Value
                                       (000)    Rate    Date       (000)
BANKERS' ACCEPTANCES (10.7%)

Bank of America Corporation            7,000   4.09%  10/30/01    $6,977
Fleet National Bank                    2,200   2.55%  10/18/01     2,197
Fleet National Bank                    1,200   3.54%  11/30/01     1,193
Fleet National Bank                    3,400   2.65%  12/03/01     3,384
JP Morgan Chase Bank		       1,301   3.51%  10/01/01	   1,301
JP Morgan Chase Bank		       3,859   3.51%  10/05/01	   3,857
Mellon Bank		               1,000   2.55%   3/01/01       990
Toronto Dominion Bank	               5,000   3.43%  10/10/01     4,996

TOTAL BANKERS' ACCEPTANCES  (Cost $24,895)                        24,895


CERTIFICATES OF DEPOSIT (15.1%)

Bayerische Landsbank                  10,000   2.70%  10/22/01    10,002
BNP Paribas (NY)             	      10,000   2.82%  11/20/01    10,000
Societe Generale	              10,000   3.54%  10/01/01    10,000
Toronto Dominion Bank                  5,000   2.52%  10/24/01     5,000


TOTAL CERTIFICATES OF DEPOSIT (Cost $35,002)                      35,002


COMMERCIAL PAPER (32.8%)

Centric Capital Corporation            4,000   3.51%  10/15/01     3,995
Centric Capital Corporation            5,800   2.89%  11/14/01     5,780
Citicorp                               7,000   3.53%  10/01/01     7,000
General Electric Capital Corporation   8,000   3.51%  10/09/01     7,994
General Electric Capital Corporation   3,000   2.41%  10/25/01     2,995
Goldman Sachs Corporation             13,000   3.77%  10/12/01    12,985
JP Morgan Chase Bank                   6,000   3.51%  10/02/01     5,999
Morgan Stanley Dean Witter & Company  11,000   3.05%  10/10/01    10,992
Salomon Smith Barney                   8,000   2.46%  10/23/01     7,988
Sweetwater Capital Corporation         7,000   3.52%  10/01/01     7,000
Sweetwater Capital Corporation         3,351   3.63%  10/05/01     3,350


TOTAL COMMERICAL PAPER (Cost  $76,078)                            76,078


CORPORATE NOTES (0.4%)

Morgan Stanley Dean Witter & Co.
  Medium-Term Notes                    1,000   4.19%   5/05/02     1,021


TOTAL CORPORATE NOTES (Cost $1,021)                                1,021


U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (40.9%)

Federal Home Loan Bank
 Discount Notes                        7,000   2.75%  10/01/01     7,000
Federal Home Loan Bank
 Discount Notes                        4,933   3.45%  10/10/01     4,989
Federal Home Loan Mortgage
 Corporation Discount Notes            7,670   3.46%  10/02/01     7,669
Federal Home Loan Mortgage
 Corporation Discount Notes           10,000   2.05%  10/04/01     9,998
Federal Home Loan Mortgage
 Corporation Discount Notes            8,100   2.10%  10/09/01     8,096
Federal Home Loan Mortgage
 Corporation Discount Notes            5,600   2.05%  10/19/01     5,594
Federal Home Loan Mortgage
 Corporation Discount Notes           20,000   2.16%  10/31/01    19,964
Federal Home Loan Mortgage
 Corporation Discount Notes            6,500   2.59%  11/13/01     6,480
Federal Home Loan Mortgage
 Corporation Notes (Callable)         10,000   4.03%   7/02/02     9,999
Federal Home Loan Mortgage
 Corporation Notes (Callable)         10,000   3.90%   8/13/02    10,000
Federal National Mortgage
 Association Mortgage-Backed
 Security Discount Notes               5,000   4.24%   2/01/01     4,930


TOTAL U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (Cost $94,719)                                       94,719


TOTAL INVESTMENTS (99.9%) (Cost $231,715)                        231,715

OTHER ASSETS AND LIABILITIES (0.1%)                                 $100

NET ASSETS (100%)


Applicable to 231,814,926 outstanding
 shares of beneficial interest (500,000,000
 shares authorized - no par value)                              $231,815


NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE                                         $1.00

AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:


                                                 Amount           Per
                                                 (000)           Share

Paid in Capital                                $231,815          $1.00
Undistributed Net Investment Income                -               -
Accumulated Net Realized Gain                      -               -
Unrealized Appreciation (Depreciation)
 of Investments                                    -               -
NET ASSETS                                     $231,815          $1.00



The accompanying notes are an integral part of these financial statements.






                     Statement of Operations
               Six Months Ended September 30, 2001
                          (Unaudited)

                                                                   (000)
INVESTMENT INCOME

  Interest                                                      $  5,403


EXPENSES

  Management Fees                                                    211
  Custodian Fees                                                      26
  Distribution Fees                                                   15
  Legal Fees                                                          11
  Audit Fees                                                           6
  Directors Fees and Expenses                                          4
  Insurance, Registration Fees and Other                              11

Total Expenses                                                       294

  Expenses waived by Investment Advisor and Distributor	             (93)

  Net Expenses                                                       191

  Net Investment Income                                            5,212

  Net Increase in Net Assets
      Resulting from Operations                                 $  5,212




                    Statements of Changes in Net Assets
                               (Unaudited)


                                                 Six Months       Year
                                                 Ended            Ended
                                                 9/30/01         3/31/01
                                                  (000)           (000)

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS

Net Investment Income                           $   5,212      $  12,317

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net Investment Income                              (5,212)       (12,317)

CAPITAL SHARE TRANSACTIONS
  (at $1.00 per share)
Issued                                            315,532        644,868
Redeemed                                         (341,431)      (540,391)
Distributions Reinvested                            5,212         12,317

Net (Decrease) Increase from Capital
  Share Transactions                              (20,687)       116,794

    Total Increase in Net Assets                  (20,687)       116,794

NET ASSETS

Beginning of Year                                 252,502        135,708

End of Year                                      $231,815       $252,502



The accompanying notes are an integral part of these financial statements.



                           Financial Highlights

                        Six Months
                          Ended
                       (Unaudited)         Year Ended March 31,

                        9/30/01    2001     2000     1999     1998     1997
For a Share Outstanding
Throughout Each Year

NET ASSET VALUE,
 BEGINNING OF YEAR      $1,000   $1.000   $1.000   $1.000   $1.000   $1.000

INCOME FROM INVESTMENT
 OPERATIONS

  Net Investment Income  0.020    0.062    0.053    0.053    0.055    0.053

TOTAL FROM INVESTMENT
 OPERATIONS              0.020    0.062    0.053    0.053    0.055    0.053

LESS: DISTRIBUTIONS

  Net Investment Income (0.020)  (0.062)  (0.053)  (0.053)  (0.055)  (0.053)

TOTAL DISTRIBUTIONS     (0.020)  (0.062)  (0.053)  (0.053)  (0.055)  (0.053)

NET ASSET VALUE,
  END OF YEAR           $1.000   $1.000   $1.000   $1.000   $1.000   $1.000

Total Return              4.15%    6.46%    5.43%    5.40%    5.68%    5.43%

Ratios/Supplemental Data

Net Assets, End of
  Year (000)          $231,815 $252,502 $135,708 $113,731 $120,359 $116,183

Ratio of Expenses to
 Average Net Assets      0.15%    0.15%    0.15%    0.15%    0.15%    0.15%

Ratio of Expenses to
 Average Net Assets
 before Fee Waivers      0.22%*   0.24%    0.25%    0.25%    0.25%    0.28%

Ratio of Net
 Investment Income
 to Average Net Assets   4.08%*   6.24%    5.34%    5.28%    5.54%    5.31%

Ratio of Net
 Investment Income
 to Average before
 Fee Waivers             4.01%*   6.15%    5.24%    5.18%    5.44%    5.18%



*  Annualized



The accompanying notes are an integral part of these financial statements.





                     Notes to Financial Statements

   ORGANIZATION

A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986. The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions, public bodies and institutions, such as universities, hospitals and not-for-profit organizations. The Fund invests in short-term debt instruments issued by the U.S. government or it

   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B.	The following significant accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies

   1. Securities held are stated at amortized cost, which approximates fair value at March 31, 2001. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

   2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

   3. Dividends from net investment income and net realized gains on investments are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last day of each month.

   4. The Fund invests cash in repurchase agreements secured by U.S. Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of

   5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At March 31, 2001, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.


      FEES AND CHARGES


C. Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the
      Fund expiring November 21, 2002.   Fees for investment advisory
      services are calculated at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next
      $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets.
      Fees for transfer agent services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There have been no transfer agent fees charged for the six months ended September 30, 2001. PFM waived $89,840 of its fees under the advisory, administration, and transfer agency agreements so that the aggregate operating expenses of the Fund for the Fund's six months ended September 30, 2001 would not exceed .15% of the Fund's average net assets. Fees paid to PFM, after such waiver for the six months ended September 30, 2001 represented .10% of average net assets.

      The Fund has adopted an Amended and Restated Distribution Plan
      (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the six months ended September 30, 2001, total payments made to the Distributor under the Plan were $11,214 after waiving fees of $3,000.

      During the six months ended September 30, 2001, the Fund paid approximately $10,100 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its September 30, 2001 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent, but not in the Fund's name.